LEADERSHIP • PROBLEM SOLVING • VALUE CREATION

ALVAREZ & MARSAL

© Copyright 2003. Alvarez & Marsal Holdings, LLC. All Rights Reserved.

Lehman Brothers Holdings Inc.
Operational Issues & Challenges

November 3, 2008

The information contained in this document is confidential and shall be held in the strictest confidence.  This report may not be reproduced or distributed, in whole or in part, without prior written consent of Lehman Brothers Holdings Inc. (“Lehman”) and Alvarez & Marsal North America

LLC (“A&M”).

This report is based on information provided by Lehman, certain of Lehman’s affiliated companies and Barclays Capital employees (former Lehman personnel) and A&M has relied, and is relying, on the accuracy and validity of the information supplied by these sources.  This report does not constitute an audit and A&M has not audited any information included herein.

Disclaimer

In response to 2004 motions, Lehman met with a number of movants. The following presentation was provided as background information.

Preface

Contents

I.

Operational Overview

A.

Prioritize the Task

B.

Organizational Structure

C.

Key Challenges

II.

Cash Management

III.

Claims Management Issues

A.

Dispute Analysis & Forensic Team Structure

B.

Lehman’s IT Organization

C.

Data Preservation and Analysis

D.

Forensic/Reconstruction

A.

Prioritize the Tasks

#1 – Preserve, capture and store key data such that we can reconstruct transactions and events.

#2 – Address immediate fires impacting asset values and claims.

#3 – Identify and retain teams to work the problem.

#4 – Determine pre-bankruptcy events giving rise to causes of action or mitigation of claims.

I.  Operational Overview

CRO
(Marsal)
Wind Down / Transition
(Fogarty)
Asset Teams
(Various)
Claims Management
(Suckow)
Legacy Corp.
(Coles)
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I.  Operational Overview (continued)

B.

Organizational Structure

Wind Down / Transition (Fogarty)
TSA (Gordon)
Technology (Donaldson)
Expenses (Hershan)
Human Resources (Lehman)

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I.  Operational Overview (continued)

B.

Organizational Structure (continued)

Asset Teams
(Various)
Bank Book
(Lambert)
(Walsh)
(Baldasare)
PE/Prop. Assets
(McCarthy)
(Ehrmann)
RE Assets
(Fitts)
(Pietroforte)
International Ops.
(Ehrmann)
Derivative Book
(Winter)
(Finch)
(Cash)
Bank Platform
(Coles)
(Stiklorius)
(Reinhardt)
Other Assets
(Coles)
(Fogarty)

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I.  Operational Overview (continued)

B.

Organizational Structure (continued)

Claims Management
(Suckow)
Forensic Tech
(Lakhani)
Forensics
(Kruse)
Litigation
(Lehman)
Compliance
(Lehman)
Claims
(Hertzberg)
Insurance
(Spragg)

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I.  Operational Overview (continued)

B.

Organizational Structure (continued)

Legacy Corp.
(Coles)
Treasury
(Cohn)
Tax
(Hoffman / Lippman / Lehman)
Accounting / Finance
(Fox)

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I.  Operational Overview (continued)

B.

Organizational Structure (continued)

C.

Key Challenges

Loss of Personnel

Transition Services Agreement really means best efforts;

Need to recruit and incentivize new team.

Conflicting Priority

#1 Priority for the Estate is to stabilize;

Individual creditor priorities may differ.

Administrative Independence

SIPC, UK (PwC), Asia (KPMG);

Advised of actions after the fact;

Inter-relationship is not understood.

Subpoenas

Quells all discussions

I.  Operational Overview (continued)

Overview – Integration with LBI

Payroll, benefits and employee related obligations – disbursed under the LBI ID #;

Accounts payable - Indian BPO to code and process invoices and checks and ACH payments done in
U.S. thru LBI accounts;

Subsidiary businesses maintained separate accounts for business operations outside of the LBI process.

Situation – Two different bankrupt estates

SIPC proceeding put all LBI bank accounts under the control of the SIPC Trustee;

All outstanding payroll and A/P checks were bounced by the banks;

LBHI and affiliates need the continuing cooperation of the SIPC Trustee to permit use of LBI bank accounts until new accounts and procedures are put in place.

II.  Cash Management

Progress, Protocols, and Outstanding Issues

Worked out a protocol with the Trustee to use payroll accounts going forward - new funding must be deposited to cover all disbursements.

Working out a protocol with the Trustee to use the Citibank account for checks and ACH disbursements going forward.  (Similar process to payroll - new funding must be deposited to cover all disbursements).

The Trustee has acknowledged LBI's obligation on the 450 bounced payroll checks and is going to court for approval to honor payroll obligations.

II.  Cash Management (continued)

           For Demonstrative Purposes Only

Conclusion:  LBHI is a bank that lends to its operating subs each day and sweeps the cash at the end of each day.  This is a straight forward, zero balance cash management system.  LBIE would not expect to have cash at the beginning or end of the day.

II.  Cash Management (continued)

Lehman Brothers Holdings Inc.

(LBHI)

Unregulated Subsidiaries

Lehman Brothers Inc.

(LBI)

Periodic cash
transfers

Daily cash
transfers

Lehman Brothers
International Europe

(LBIE)

Daily cash
transfers

Lehman Entities Cash Sweeps

LBHI served as the banker for the regulated and unregulated subsidiaries in the Lehman entities group.
Daily sweeps or funding was ordinary course of business between domestic and European entities.

LBI - as between LBI and LBHI, excess cash was made available to LBHI, shortfalls were covered by
LBHI. A minimum $3 billion payable was maintained between LBI and LBHI to compensate for paymaster responsibilities of LBI.

LBIE - in line with overseas regulatory requirement, LBHI (through LBHI-UK) funded or swept money from LBIE on a daily basis.

LBHI (through LBHI-UK) - funded the overseas operations of the Lehman Group.  Daily cash in excess of needs was sent to the US, or shortfalls were funded by the US.

II.  Cash Management (continued)

Restricted Bank Accounts – JPM Chase (JPM)

Background -  JPM was principal clearing agent for LBHI and LBI

Collateral:

Principally cash, money market funds, commercial paper and other assets;

Such collateral was posted by LBHI and LCPI increasingly from Spring 2008 through September
2008;

JPM required increasing collateral for intraday clearance activity;

In August and September 2008, JPM required wider and deeper rights of offset regarding subsidiary obligations.

II.  Cash Management (continued)

III.  Claims Management Issues

Dispute Analysis &
Forensics

Forensic
Technology
Data Mining

Intercompany

Reconciliation

Avoidance

Claims

Transaction
Resolution

Collateral
Oversight

Nonfinancial in
nature

A.

Dispute Analysis & Forensics Team Structure

(Lakhani)

(Kruse/Sheridan)

(Kruse/Sheridan)

(TBD)

(Barratt)

B.

Lehman’s IT Organization

Lehman ran a centralized IT organization such that data from different products and different departments was comingled.  This centralized structure was an asset to Lehman prior to the bankruptcy, but post bankruptcy creates a significant challenge with preservation and de-coupling of systems.

Where is the data stored?

Worldwide count of servers – 26,666 (229 Exchange / Outlook e-mail servers);

Largest data centers – 26,108 servers (New York, London, Tokyo, Hong Kong, Mumbai);

Lehman IT Department – 6,000 employees (US – BarCap 2,900; Europe – Nomura 1,500; Japan –
Nomura 700; India – Nomura 900);

Legacy Lehman will be relying upon BarCap and Nomura for ongoing IT support and for the delivery of preserved data.

III.  Claims Management Issues(continued)

B.

Lehman’s IT Organization (continued)

Lehman stores a majority of their data in relational databases which are relatively easy to understand.
However, a few systems are mainframe based, e.g. accounting system, forex, futures, and might require significant effort to understand.  Additionally, mainframe based data is also difficult to extract.

What are the types of transaction data?

Lehman used approximately 2,700 home grown, third party, and off-the-shelf software programs to run their business globally;

Each of these applications interacted with or created transaction data;

Key categories of transaction data (as of 10/8/2008) (Derivatives and Loans; Commercial Real Estate;
Fixed Income & Equities; Trading; Risk Management; Cash and Securities Transfers; Market and
Pricing Information; Customer Information; Accounting / Finance / Banking; Human Resources;
Information Technology (Cost Allocation; Assets; Access Control).

III.  Claims Management Issues(continued)

C.

Data Preservation and Analysis

The goal is to preserve all transaction data residing in Lehman systems on 9/19/2008.  For analysis that requires data post 9/19, data will be requested from BarCap on a case by case basis because post 9/19 data needs to be de-coupled before it is collected.

Analysis of Transaction Data

Transaction data will be stored in two locations:

Evidence Room at Lehman’s 1271 offices

Alvarez & Marsal’s Dallas lab

The analysis for transaction data can be broken up into the following three steps (1) extract data; (2)
understand the data; (3) perform the analysis.

Coordination with creditors committee and their professionals.

III.  Claims Management Issues(continued)

C.

Data Preservation and Analysis (continued)

Lehman has accumulated emails, files, voice mail, recorded calls, and instant messages totaling more than two petabytes (2,000 terabytes).  This equates to about 20,000 computers filled to the max with data.

Lehman has communication data going back to January 1999.  This is available and it will simply be retained and stored.

III.  Claims Management Issues(continued)

C.

Data Preservation and Analysis (continued)

Prior to filing bankruptcy, Lehman used a combination of third party vendors and in-house personnel to respond to electronic discovery requests.  Post bankruptcy, it is important to re-visit Lehman’s electronic discovery process to identify areas of cost savings.

Current Electronic Discovery Environment

Electronic Discovery & Email Storage

Iron Mountain (approximately $4 million a year for storage);

DiscoverReady (used for e-discovery processing and contract attorney review).

50 Thousand Backup Tapes

Month end email backup tapes have been restored between January 1999 to August 2004;

Currently restoring “middle of the month” email backup tapes;

Approximately 12 thousand tapes have been restored.

III.  Claims Management Issues(continued)

D.

Forensic/Reconstruction

Problem

Slower ramp up where information is needed to respond to individual inquiries.

Must have access to ASAP and GCCM to resolve these issues.

Action Plan

Enforce the Transition Services Agreement.

Form a Transaction Response Team to track and investigate claims across global lines (create internal protocol for cooperation among Administrators, finding answers to questions).

Review alleged $8 billion LBIE Issue.

III.  Claims Management Issues(continued)

D.

Forensic/Reconstruction: $8 Billion LBIE Issue: (9/10/08 – 9/14/08)

$2.3 Billion of approximately $4 Billion related to one batch error on 9/10/08 resolved on 9/14/08.

Run on bank environment resulted in processing backup with back office catching up on 9/14/08.

In the ordinary course, money would flow on Monday morning from LBI to LBIE.

Bankruptcy of LBHI disrupted chain of events.

III.  Claims Management Issues(continued)

Lehman Brothers
Holdings Inc.

(LBHI)

Lehman
Brothers Inc.

(LBI)

Lehman Brothers
International
Europe

(LBIE)

As of 9/15, LBI owes
approximately $4 billion
of payables to LBIE

As of 9/15, LBIE
owes approximately
$8 billion to LBHI

D.

Forensic/Reconstruction – Transaction Response Team

Who: Phil Kruse and Lauren Sheridan

Supported by a team

Working with BarCap

With BarCap technology

How Does it Work?

Creditor defines request

Log it

Pursue answer across all administrative lines through global protocol of information sharing

Respond to creditor

How to prioritize requests – to be determined

III.  Claims Management Issues(continued)